SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                          -----------------------

                                  FORM 8-K/A

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               MARCH 24, 1998
              Date of Report (Date of earliest event reported)


                       COLEMAN WORLDWIDE CORPORATION
           (Exact name of Registrant as specified in its charter)


      DELAWARE                     11-11962                 13-3704484
 (State of Incorporation     (Commission File No.)        (IRS Employer
                                                        Identification No.)

                         2111 E. 37TH STREET NORTH
                           WICHITA, KANSAS 67219
        (Address of principal executive offices, including zip code)


                               (316) 832-2700
            (Registrant's telephone number, including area code)

        5900 North Andrews Avenue, Suite 700, Fort Lauderdale, FL 33309
          (Former Name or Former Address, if Changed Since Last Report)


           Coleman Worldwide Corporation (the "Registrant") hereby amends its Current Report on Form 8-K dated March 24, 1998, filed with the Securities and Exchange Commission on April 3, 1998, to include the following pro forma financial information regarding the sale of all of the outstanding shares of capital stock of Coleman Safety & Security Products, Inc. by The Coleman Company, Inc., a subsidiary of the Registrant, as required by Item 7(b).


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            (b)   Pro Forma Financial Information

            The following pro forma financial statements are filed as part of this report:

            Pro Forma Balance Sheet as of December 31, 1997 (unaudited)

            Pro Forma Statement of Operations for the year ended
            December 31, 1997 (unaudited)



                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COLEMAN WORLDWIDE CORPORATION


                                    By: /s/ David C. Fannin
                                        ____________________________
                                        Name:  David C. Fannin
                                        Title: Executive Vice President,
                                               General Counsel and
                                               Secretary


Date:  April 9, 1998




                           COLEMAN WORLDWIDE CORPORATION AND SUBSIDIARIES
                                        PRO FORMA BALANCE SHEET
                                        AS OF DECEMBER 31, 1997
                                            (In Thousands)
                                              (unaudited)

                                                                                 Pro Forma Adjustments
                                                                    1997         ----------------------         1997
                                                                  Reported           $      Reference         Pro Forma
                                                                  --------          ---     ---------         ---------
ASSETS
Cash and cash equivalents                                       $   13,031        $     --                    $ 13,031
Receivables, net                                                   179,756         (16,335)    (1)             163,421
Inventories                                                        236,327         (17,624)    (1)             218,703
Prepaid expenses and other current assets                           47,784          (1,655)    (1), (2)         46,129
                                                                ----------       ---------                    --------
   Total current assets                                            476,898         (35,614)                    441,284

Property, plant and equipment, net                                 175,494         (10,746)    (1)             164,748
Intangible assets related to businesses acquired, net              338,989         (37,874)    (3)             301,115
Deferred tax assets and other                                       87,681             469     (2)              88,150
                                                                ----------        --------                    --------
                                                                $1,079,062        $(83,765)                   $995,297
                                                                ==========        ========                    ========

LIABILITIES AND STOCKHOLDER'S EQUITY
Short-term debt and current portion of long-term debt           $   67,233        $    (80)    (1)            $ 67,153
Other current liabilities                                          188,509          (8,588)    (1)             179,921
                                                                ----------        --------                    --------
   Total current liabilities                                       255,742          (8,668)                    247,074

Long-term debt                                                     477,276         (89,037)    (4)             388,239
Other liabilities                                                   73,923            (422)    (1)              73,501
Minority interest                                                   43,386           2,585     (5)              45,971

Stockholder's equity                                               228,735          11,777     (6)             240,512
                                                                ----------        --------                    --------
                                                                $1,079,062        $(83,765)                   $995,297
                                                                ==========        ========                    ========


(1)  Coleman Safety & Security assets and liabilities sold.
(2)  Write-off deferred tax assets related to assets and liabilities sold.
(3)  Write-off of goodwill associated with Coleman Safety & Security.
(4)  Apply net cash proceeds to pay down debt.
(5) Minority interest in pro forma after-tax gain from sale of Coleman Safety & Security.
(6)  After-tax gain from sale of Coleman Safety & Security.



                       COLEMAN WORLDWIDE CORPORATION AND SUBSIDIARIES
                              PRO FORMA STATEMENT OF OPERATIONS
                            FOR THE YEAR ENDED DECEMBER 31, 1997
                                    (In Thousands)
                                     (unaudited)


                                                                         Pro Forma Adjustments
                                                           1997          ---------------------       1997
                                                         Reported             $     Reference      Pro Forma
                                                         --------            ---    ---------      ---------
Net revenues                                            $1,154,294        $(88,413)    (1)         $1,065,881
Cost of sales                                              840,331         (59,886)    (1)            780,445
                                                        ----------        --------                 ----------
  Gross profit                                             313,963         (28,527)                   285,436
Selling, general and administrative expenses               266,501         (19,608)    (1)            246,893
Interest expense, net                                       46,989          (4,396)    (2)             42,593
Amortization of goodwill and deferred charges               11,723            (992)    (1)             10,731
Other expense, net                                           1,867              52     (1)              1,919
                                                        ----------        --------                 ----------
(Loss)/income before income taxes
  and minority interest                                    (13,117)         (3,583)                   (16,700)
Income tax (benefit)/expense                                (7,708)         (1,362)    (3)             (9,070)
Minority interest                                              940            (400)    (4)                540
                                                        ----------        --------                 ----------
Net (loss)/earnings before extraordinary item               (6,349)         (1,821)                    (8,170)
Extraordinary loss on early extinguishment of debt         (10,939)             --                    (10,939)
                                                        ----------        ---------                -----------
Net (loss)/earnings                                     $  (17,288)       $ (1,821)                $  (19,109)
                                                        ==========        ========                 ==========


(1) Adjustment to reflect removal of Coleman Safety & Security operating results for 1997.
(2) Adjustment to reflect the pro forma effect of the application of proceeds to reduce debt.
(3) Pro forma adjustment to income taxes based on the incremental tax rate of 38%.
(4) Minority interest in pro forma results of Coleman Safety & Security for 1997.